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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 1999
                                                  (April 15, 1999)

                                   CIBER, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                   0-23488                    38-2046833
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(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)            Identification No.)

5251 DTC Parkway, Suite 1400, Englewood, Colorado 80111
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(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (303) 220-0100
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                                   CIBER, INC.
                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS.

     CIBER completed three business combinations during the quarter ended March 31, 1999 which have been accounted for as poolings of interests. Selected unaudited consolidated and supplemental quarterly financial information that has been restated for these poolings of interests is provided in the table below. The table sets forth certain statements of operations data for each of the quarters indicated and, in the opinion of management, contains all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation thereof.

                                                               FIRST       SECOND       THIRD       FOURTH
       IN THOUSANDS, EXCEPT PER SHARE DATA                     QUARTER     QUARTER     QUARTER      QUARTER     TOTAL
                                                               -------     -------     -------      -------     -----
       NINE MONTHS ENDED MARCH 31, 1999
         Revenues                                              $176,366    $185,418    $190,017      N/A       $551,801
         Merger costs                                             1,535           -       2,510      N/A          4,045
         Operating income                                        20,244      24,770      23,623      N/A         68,637
         Net income                                              12,225      15,610      13,451      N/A         41,286
         Pro forma net income                                    12,025      15,362      14,201      N/A         41,588
         Pro forma income per share - basic                       $0.21       $0.27       $0.24      N/A          $0.72
         Pro forma income per share - diluted                     $0.20       $0.26       $0.24      N/A          $0.70
         Supplemental information - pro forma income
            per share - diluted, excluding merger costs           $0.23       $0.26       $0.28      N/A          $0.76
       YEAR ENDED JUNE 30, 1998
         Revenues                                              $135,915    $149,230    $156,015    $166,074    $607,234
         Merger costs                                               614       1,573         504       1,847       4,538
         Operating income                                        11,855      13,558      18,826      18,956      63,195
         Net income                                               7,699       7,633      12,316      13,636      41,284
         Pro forma net income                                     7,048       7,913      11,357      11,393      37,711
         Pro forma income per share - basic                       $0.13       $0.14       $0.20       $0.20       $0.68
         Pro forma income per share - diluted                     $0.12       $0.14       $0.19       $0.19       $0.65
         Supplemental information - pro forma income
            per share - diluted, excluding merger costs           $0.13       $0.16       $0.20       $0.23       $0.73
       YEAR ENDED JUNE 30, 1997
         Revenues                                               $94,337    $101,763    $113,561    $125,309    $434,970
         Merger costs                                               622         596           -           -       1,218
         Operating income                                         7,445       7,111      10,536      12,492      37,584
         Net income                                               4,464       4,877       7,129       8,629      25,099
         Pro forma net income                                     4,492       4,492       6,460       7,678      23,122
         Pro forma income per share - basic                       $0.09       $0.09       $0.12       $0.14       $0.44
         Pro forma income per share - diluted                     $0.08       $0.08       $0.12       $0.14       $0.42
         Supplemental information - pro forma income
            per share - diluted, excluding merger costs           $0.10       $0.09       $0.12       $0.14       $0.44

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       CIBER, INC.

Date:    April 15, 1999          By:   /s/ Christopher L. Loffredo
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                                       Christopher L. Loffredo
                                       V.P./Chief Accounting Officer